UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                              JUNE 8, 2006 (JUNE 5,
                          2006) Date of Report (Date of
                            earliest event reported)

                                STEELCLOUD, INC.
             (Exact name of registrant as specified in its charter)

          VIRGINIA                      0-24015                 54-1890464
(State or other jurisdiction     (Commission File No.)         (IRS Employer
      of incorporation)                                     Identification No.)

                             14040 PARK CENTER ROAD
                             HERNDON, VIRGINIA 20171

          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (703) 674-5500




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 7, 2006, SteelCloud, Inc. ("SteelCloud" or the "Company") entered into an Employment Agreement (the "Agreement") with Clifton W. Sink pursuant to which Mr. Sink shall be the Company's President and Chief Executive Officer. The term of the Agreement is for three years, subject to certain termination provisions. Under the terms of the Agreement, Mr. Sink shall receive an annual base salary of $200,000 (prorated through October 31, 2006) for fiscal year 2006 and $237,500 for each of the fiscal years ended 2007, 2008 and 2009. Further, Mr. Sink is entitled to receive an Additional Salary in the form of a bonus equal to $20,833 (payable in equal monthly increments) in 2006 and $37,500 for each of the fiscal years ended 2007, 2008 and 2009 if Mr. Sink meets the Financial Plan; Mr. Sink shall be entitled to up to $100,000 if he exceeds the "Financial Plan", as defined in the Agreement. The Company shall also offer Mr. Sink stock options to purchase 100,000 shares of the Company's Common Stock over a three-year period. The Agreement may be terminated as follows: (a) in the event that the Company terminates Mr. Sink without cause, the Company is required to pay to Mr. Sink a severance equal to his base salary through the balance of the term; (ii) in the event that the Company underperforms relative to the Financial Plan, the Board of Directors may terminate Mr. Sink at any time after June 7, 2007 by paying the lesser of (y) one year base or (z) the balance of salary for the remaining term of the contract; (iii) in the event that the Company terminates Mr. Sink for cause other than (ii) above, Mr. Sink has no right to receive any severance pay.

A copy of Mr. Sink's employment agreement is attached hereto as Exhibit 10.1.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS


On June 5, 2006, the Company accepted the resignation of Mr. Brian Hajost, the Company's President and Chief Operating Officer. The resignation is effective as of June 8, 2006. Mr. Hajost is pursuing other interests.

Further, Mr. Tom Dunne, the Company's founder and Chief Executive Officer, is retiring from the Company effective June 7, 2006.

Please see Item 1.01 above for additional information.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(C) Exhibits

10.1 Employment Agreement by and between SteelCloud, Inc. and Clifton Sink, dated June 7, 2006.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                         STEELCLOUD, INC.

                                     By: /s/ KEVIN MURPHY
                                         ----------------
                                         Kevin Murphy, Chief Financial Officer

June 8, 2006